EXHIBIT 10.2

Execution Copy

ISDA®

International Swaps and Derivatives Association, Inc.

NOVATION AGREEMENT

dated as of September 22, 2005 among:

THE ROYAL BANK OF SCOTLAND PLC. (the “Remaining Party”),

NOVASTAR FINANCIAL, INC. (the “Transferor”)

AND

NOVASTAR MORTGAGE SUPPLEMENTAL INTEREST TRUST, SERIES 2005-3 (the “Transferee”).

The Transferor and the Remaining Party have entered into one or more Transactions (each an “Old Transaction”), each evidenced by a Confirmation (an “Old Confirmation”) with reference numbers 5 IRG6691114, IRG6691124, IRG6717366, IRG6717367, IRG6746213.2A, IRG6746215.2A, IRG6783567 and IRG6783568, respectively, attached hereto as Exhibit I and subject to a 1992 ISDA Master Agreement dated as of June 30, 2005 (the “Old Agreement”).

The Remaining Party and the Transferee are simultaneously entering into a 1992 ISDA Master Agreement dated as of the date hereof in the form attached hereto as Exhibit II (the “New Agreement”).

With effect from and including September 22, 2005 (the “Novation Date”) the Transferor wishes to transfer by novation to the Transferee, and the Transferee wishes to accept the transfer by novation of, all the rights, liabilities, duties and obligations of the Transferor under and in respect of each Old Transaction, with the exception of the Excluded Rights and Obligations referred to below, with the effect that the Remaining Party and the Transferee enter into a new transaction (each a “New Transaction”) between them having terms identical to those of each Old Transaction, subject to the same exceptions and as more particularly described below.

The Remaining Party wishes to accept the Transferee as its sole counterparty with respect to the New Transactions.

The Transferor and the Remaining Party wish to have released and discharged, as a result and to the extent of the transfer described above, their respective obligations under and in respect of the Old Transactions.

Accordingly, the parties agree as follows: —

1. Definitions.

Terms defined in the ISDA Master Agreement (Multicurrency-Cross Border) as published in 1992 by the International Swaps and Derivatives Association, Inc. (the “1992 ISDA Master Agreement”) are used herein as so defined, unless otherwise provided herein. For purposes of this Novation Agreement, “Excluded Rights and Obligations” means all obligations of each of the Transferor and the Remaining Party to Transfer (as defined in the Credit Support Annex to the Old Agreement) Eligible Collateral (as so defined) in respect of the Old Transactions and all related rights of the Remaining Party and the Transferor under the Old Agreement.

2. Transfer, Release, Discharge and Undertakings.

Subject to the execution and delivery of the New Agreement by each of the parties thereto to the other, with effect from and including the Novation Date and in consideration of the mutual representations, warranties and covenants contained in this Novation Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties):

(a)	subject to Section 2(d) of this Novation Agreement, the Remaining Party and the Transferor are each released and discharged from further obligations to each other with respect to each Old Transaction and their respective rights against each other thereunder are cancelled, provided that such release and discharge shall not affect any rights, liabilities or obligations of the Remaining Party or the Transferor with respect to payments or other obligations due and payable or due to be performed prior to the Novation Date, and all such payments and obligations shall be paid or performed by the Remaining Party or the Transferor in accordance with the terms of the Old Transaction;

(b)	in respect of each New Transaction, the Remaining Party and the Transferee each undertake liabilities and obligations towards the other and acquire rights against each other identical in their terms to each corresponding Old Transaction (and, for the avoidance of doubt, as if the Transferee were the Transferor and with the Remaining Party remaining the Remaining Party, save for the Excluded Rights and Obligations and any other rights, liabilities or obligations of the Remaining Party or the Transferor with respect to payments or other obligations due and payable or due to be performed prior to the Novation Date);

(c)	each New Transaction shall be governed by, form part of, and be subject to the New Agreement and the relevant Old Confirmation (which, in conjunction and as deemed modified to be consistent with this Novation Agreement, shall be deemed to be a Confirmation between the Remaining Party and the Transferee), and the offices of the Remaining Party and the Transferee for purposes of each New Transaction shall be their offices at their addresses for notices provided for in the New Agreement; and

(d)	on the Novation Date, the Remaining Party shall transfer all of the Posted Collateral (as defined in the Credit Support Annex to the Old Agreement) held by it in respect of the Old Transactions to the account or accounts of the Transferor identified by it by notice given to the Remaining Party as provided in the Old Agreement, and the Transferor shall transfer all Posted Collateral held by it in respect of the Old Transactions to the account or accounts of the Remaining Party identified by it by notice given to the Transferor as provided in the Old Agreement, in each case together with all Interest Amount and Distributions thereon (as so defined). The Remaining Party’s or the Transferor’s failure to effect these transfers will continue to constitute Potential Events of Default and may constitute Events of Default under the Old Agreement notwithstanding the transfer by novation contemplated herein.

3. Representations and Warranties.

(a)	On the date of this Novation Agreement:

(i)	Each of the parties makes to each of the other parties those representations and warranties set forth in Section 3(a) of the 1992 ISDA Master Agreement with references in such Section to “this Agreement” or “any Credit Support Document” being deemed references to this Novation Agreement alone.

(ii)	The Remaining Party and the Transferor each makes to the other, and the Remaining Party and the Transferee each makes to the other, the representation set forth in Section 3(b) of the 1992 ISDA Master Agreement, in each case with respect to the Old Agreement or the New Agreement, as the case may be, and taking into account the parties entering into and performing their obligations under this Novation Agreement.

(iii)	Each of the Transferor and the Remaining Party represents and warrants to each other and to the Transferee that:

(A)	it has made no prior transfer (whether by way of security or otherwise) of the Old Agreement or any interest or obligation in or under the Old Agreement or in respect of any Old Transaction; and

(B)	without prejudice to the obligations of the Remaining Party and the Transferor referred to in Section 2(d) of this Novation Agreement, as of the Novation Date, all obligations of the Transferor and the Remaining Party under each Old Transaction required to be performed before the Novation Date have been fulfilled.

(iv)	Each party represents to each of the other parties: —

(A)	Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Novation Agreement and as to whether this Novation Agreement is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other parties as investment advice or as a recommendation to enter into this Novation Agreement; it being understood that information and explanations related to the terms and conditions of this Novation Agreement shall not be considered investment advice or a recommendation to enter into this Novation Agreement. No communication (written or oral) received from any of the other parties shall be deemed to be an assurance or guarantee as to the expected results of this Novation Agreement;

(B)	Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Novation Agreement. It is also capable of assuming, and assumes, the risks of this Novation Agreement; and

(C)	Status of Parties. None of the other parties is acting as a fiduciary for or an adviser to it in respect of this Novation Agreement.

(b)	The Transferor makes no representation or warranty and does not assume any responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of any New Transaction or the New Agreement or any documents relating thereto and assumes no responsibility for the condition, financial or otherwise, of the Remaining Party, the Transferee or any other person or for the performance and observance by the Remaining Party, the Transferee or any other person of any of its obligations under any New Transaction or the New Agreement or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

4. Counterparts.

This Novation Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

5. Costs and Expenses.

The parties will each pay their own costs and expenses (including legal fees) incurred in connection with this Novation Agreement and as a result of the negotiation, preparation and execution of this Novation Agreement.

6. Amendments.

No amendment, modification or waiver in respect of this Novation Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

7. (a) Governing Law.

This Novation Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to the conflict of laws provisions thereof.

(b)	Jurisdiction.

The terms of Section 13(b) of the 1992 ISDA Master Agreement shall apply to this Novation Agreement with references in such Section to “this Agreement” being deemed references to this Novation Agreement alone.

(c)	Not Acting in Individual Capacity.

JPMorgan Chase Bank, National Association is signing this Novation Agreement solely in its capacity as Trustee under the Pooling and Servicing Agreement among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., Wachovia Bank, National Association, and JPMorgan Chase Bank, National Association dated as of September 1, 2005 (the “Pooling and Servicing Agreement”) and not in its individual capacity, and all persons having any claim against the Trustee by reason of the Transactions contemplated by this Novation Agreement shall look only to the assets of NovaStar Mortgage Supplemental Interest Trust, Series 2005-3 (subject to the availability of funds therefor in accordance with the Flow of Funds as set forth in Article IV of the Pooling and Servicing Agreement) for payment or satisfaction thereof unless due to the Trustee’s own negligent action, negligent failure to act, or willful misconduct, provided that:

(i)	this Section 7(c) does not limit the effect of paragraph (a) of Section 8.01 of the Pooling and Servicing Agreement,

(ii)	the Trustee shall not be liable for any error of judgment made in good faith by its Responsible Officer (as defined in the Pooling and Servicing Agreement) unless it is proved that the Trustee was negligent in ascertaining the pertinent facts, and

(iii)	the Trustee shall not be liable with respect to any action it take or omits to take in good faith in accordance with a direction received by it from the Majority Certificateholders (as defined in the Pooling and Servicing Agreement).

The foregoing may not be construed to give to Majority Certificateholders any rights under this Novation Agreement.

(d)	Agency Role of Greenwich Capital Markets, Inc. In connection with this Novation Agreement, Greenwich Capital Markets, Inc. has acted as agent on behalf of the Remaining Party. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of the Remaining Party under this Agreement.

IN WITNESS WHEREOF the parties have executed this Novation Agreement on the respective dates specified below with effect from and including the Novation Date.

THE ROYAL BANK OF SCOTLAND PLC		NOVASTAR FINANCIAL, INC.

By:	Greenwich Capital Markets, Inc., its agent

By:		By:
Name:		Name:	David L. Farris
Title:		Title:	Vice President
Date:		Date:

NOVASTAR MORTGAGE SUPPLEMENTAL INTEREST TRUST, SERIES 2005-3

By: JPMorgan Chase Bank, National

Association, as Trustee under the Pooling and

Servicing Agreement, acting not in its individual

capacity, but solely in its capacity as Trustee to

NovaStar Mortgage Supplemental Interest Trust,

Series 2005-3

By:
Name:
Title:
Date:

Exhibit I

[Old Cap Confirmations attached behind this page]

Our Reference: IRG6691114

{BarCode}

Financial Markets 280 Bishopsgate London EC2M 4RB

20 September 2005

Novastar Financial Inc

Kansas City

Dear Sirs,

Our Reference: IRG6691114

Re: USD 8,000,000.00 Interest Rate Cap

The purpose of this document is to set forth the terms and conditions of the transaction entered into between The Royal Bank of Scotland plc and yourselves on the Trade Date specified below (the “Transaction”). This document constitutes a “Confirmation” as referred to in the Agreement specified below.

The Definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 30 June 2005, as amended and supplemented from time to time (the “Agreement”), between yourselves and The Royal Bank of Scotland plc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

8

Our Reference: IRG6691114

Notional Amount	USD 8,000,000.00

Trade Date	01 March 2005 (time of trade is available upon request)

Effective Date	25 March 2005

Termination Date	25 March 2007 subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts

Fixed Amount Payer	Novastar Financial Inc

Fixed Rate	.36500 pct

Fixed Amount Payer Payment Date

The 25th day of each month, commencing 25 April 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Notional Amount times the Scale Factor times the Fixed Rate Day Count Fraction times Fixed Rate

Fixed Rate Payer Payment Amount

Ten (10)

Applicable

Scale Factor

No Adjustment for Period End Dates

Fixed Rate Day Count Fraction	30/360

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

9

Our Reference: IRG6691114

Business Days	New York

Floating Amounts

Floating Rate Payer	The Royal Bank of Scotland plc

Floating Rate Payer Payment Dates	The 25th day of each month, commencing 25 April 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate Payer Payment Amount	Notional Amount times the Scale Factor times the Floating Rate Day Count Fraction times (Floating Rate Option minus Cap Rate); provided, however, that no payment shall be made by Party A and the Floating Rate Payer Payment Amount shall be zero if the Floating Rate Option is less than or equal to the Cap Rate.

Ten (10)

Scale Factor

Cap Rate	3.95 pct

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

10

Our Reference: IRG6691114

Floating Rate Option	USD-LIBOR-BBA

Floating Rate Day Count Fraction	Actual/360

Designated Maturity	1 month

Reset Dates	The first day of cash Calculation Period

Business Days	New York

Calculation Agent	The Royal Bank of Scotland plc or, if different, as stated in the Agreement

Account Details

Payments to The Royal Bank of Scotland plc	As per our Standard Settlement Instructions

Payments to Novastar Financial Inc	Any payments due to yourselves in relation to this Transaction, where The Royal Bank of Scotland plc currently hold your relevant Standard Settlement Instructions, these will be applied to this Transaction. If these are not currently held by ourselves or are not relevant to this Transaction, please advise.

Offices

The Office of The Royal Bank of Scotland plc for the Transaction is	London

The Office of Novastar Financial Inc for the Transaction is	Kansas City

Each party represents to the other party on the Trade Date of this Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):-

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

11

Our Reference: IRG6691114

(a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying, and has not relied, on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction, no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into between yourselves and The Royal Bank of Scotland plc a member of the London Stock Exchange, authorised and regulated by the Financial Services Authority.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard Copy will follow.

In the event that you disagree with any part of this Confirmation, please notify us via the contact details below, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded.

Telephone	+44 (0)20 7085 4015
+44 (0)20 7085 1720
+44 (0)20 7085 3459

Fax	+44 (0)20 7085 6724
E-mail	*fmirdclientconfirmations@rbos.com

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

Please confirm that the foregoing correctly sets forth the terms of our agreement by a return document to The Royal Bank of Scotland plc substantially to the following effect:

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

12

Our Reference: IRG6691114

Re: USD 8,000,000.00 Interest Rate Cap Our Ref: IRG6691114

We acknowledge receipt of your document dated 20 September 2005 with respect to the above-referenced Transaction between The Royal Bank of Scotland plc and Novastar Financial Inc with an Effective Date of 25 March 2005 and a Termination Date of 25 March 2007, and confirm that such document correctly set forth the terms of our agreement relating to the Swap Transaction described therein. Yours faithfully, Novastar Financial Inc, by specify name and title of authorised officer.

Yours sincerely,

/s/ Gaynor Kaye
Name:	Gaynor Kaye
Title:	Authorised Signatory

For and on Behalf of
The Royal Bank of Scotland plc

Confirmed as of the date first written

/s/ David L. Farris
Name:	David L. Farris
Title:	Vice President
Novastar Financial Inc
Kansas City

Counterparty Deal Reference: CAP 50

{BarCode}

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

13

Our Reference: IRG6691124

{BarCode}

Financial Markets 280 Bishopsgate London EC2M 4RB

20 September 2005

Novastar Financial Inc

Kansas City

Dear Sirs,

Our Reference: IRG6691124

Re: USD 2,000,000.00 Interest Rate Cap

The purpose of this document is to set forth the terms and conditions of the transaction entered into between The Royal Bank of Scotland plc and yourselves on the Trade Date specified below (the “Transaction”). This document constitutes a “Confirmation” as referred to in the Agreement specified below.

The Definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 30 June 2005, as amended and supplemented from time to time (the “Agreement”), between yourselves and The Royal Bank of Scotland plc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

14

Our Reference: IRG6691124

Notional Amount	USD 2,000,000.00

Trade Date	01 March 2005 (time of trade is available upon request)

Effective Date	25 March 2005

Termination Date	25 March 2008 subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts

Fixed Amount Payer	Novastar Financial Inc

Fixed Rate	.46000 pct

Fixed Amount Payer Payment Date	The 25th day of each month, commencing 25 April 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Notional Amount times the Scale Factor times the Fixed Rate Day Count Fraction times Fixed Rate

Fixed Rate Payer Payment Amount

Ten (10)

Scale Factor	Applicable

No Adjustment for Period End Dates

30/360

Fixed Rate Day Count Fraction

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

15

Our Reference: IRG6691124

Business Days	New York

Floating Amounts

Floating Rate Payer	The Royal Bank of Scotland plc

Floating Rate Payer Payment Dates	The 25th day of each month, commencing 25 April 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate Payer Payment Amount	Notional Amount times the Scale Factor times the Floating Rate Day Count Fraction times (Floating Rate Option minus Cap Rate); provided, however, that no payment shall be made by Party A and the Floating Rate Payer Payment Amount shall be zero if the Floating Rate Option is less than or equal to the Cap Rate.

Ten (10)

Scale Factor

Cap Rate	4.15 pct

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

16

Our Reference: IRG6691124

Floating Rate Option	USD-LIBOR-BBA

Floating Rate Day Count Fraction	Actual/360

Designated Maturity	1 month

Reset Dates	The first day of each Calculation Period

Business Days	New York

Calculation Agent	The Royal Bank of Scotland plc or, if different, as stated in the Agreement

Account Details

Payments to The Royal Bank of Scotland plc	As per our Standard Settlement Instructions

Payments to Novastar Financial Inc	Any payments due to yourselves in relation to this Transaction, where The Royal Bank of Scotland plc currently hold your relevant Standard Settlement Instructions, these will be applied to this Transaction. If these are not currently held by ourselves or are not relevant to this Transaction, please advise.

Offices

The Office of The Royal Bank of Scotland plc for the Transaction is	London

The Office of Novastar Financial Inc for the Transaction is	Kansas City

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

17

Our Reference: IRG6691124

Each party represents to the other party on the Trade Date of this Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):-

(a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying, and has not relied, on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction, no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into between yourselves and The Royal Bank of Scotland plc a member of the London Stock Exchange, authorised and regulated by the Financial Services Authority.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard Copy will follow.

In the event that you disagree with any part of this Confirmation, please notify us via the contact details below, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded.

Telephone	+44 (0)20 7085 4015
+44 (0)20 7085 1720 +44 (0)20 7085 3459

Fax	+44 (0)20 7085 6724
E-mail	*fmirdclientconfirmations@rbos.com

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

18

Our Reference: IRG6691124

Please confirm that the foregoing correctly sets forth the terms of our agreement by a return document to The Royal Bank of Scotland plc substantially to the following effect:

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

19

Our Reference: IRG6691124

Re: USD 2,000,000.00 Interest Rate Cap Our Ref: IRG6691124

We acknowledge receipt of your document dated 20 September 2005 with respect to the above-referenced Transaction between The Royal Bank of Scotland plc and Novastar Financial Inc with an Effective Date of 25 March 2005 and a Termination Date of 25 March 2008, and confirm that such document correctly set forth the terms of our agreement relating to the Swap Transaction described therein. Yours faithfully, Novastar Financial Inc, by specify name and title of authorised officer.

Yours sincerely,

/s/ Gaynor Kaye
Name:	Gaynor Kaye
Title:	Authorised Signatory

For and on Behalf of
The Royal Bank of Scotland plc

Confirmed as of the date first written

/s/ David L. Farris
Name:	David L. Farris
Title:	Vice President
Novastar Financial Inc
Kansas City

Counterparty Deal Reference: CAP 51

{BarCode}

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

20

Our Reference: IRG6717366

{BarCode}

Financial Markets 280 Bishopsgate London EC2M 4RB

20 September 2005

Novastar Financial Inc

Kansas City

Dear Sirs,

AMENDMENT

This Confirmation supersedes and replaces any previous communication received from ourselves in relation to the below referenced transaction

Our Reference: IRG6717366

Re: USD 8,000,000.00 Interest Rate Cap

The purpose of this document is to set forth the terms and conditions of the transaction entered into between The Royal Bank of Scotland plc and yourselves on the Trade Date specified below (the “Transaction”). This document constitutes a “Confirmation” as referred to in the Agreement specified below.

The Definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 30 June 2005, as amended and supplemented from time to time (the “Agreement”), between yourselves and The Royal Bank of Scotland plc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

21

Our Reference: IRG6717366

Notional Amount	USD 8,000,000.00

Trade Date	01 April 2005 (time of trade is available upon request)

Effective Date	25 April 2005

Termination Date	25 April 2007 subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts

Fixed Amount Payer	Novastar Financial Inc

Fixed Rate	.36700 pct

Fixed Amount Payer Payment Date	The 25th day of each month, commencing 25 May 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Notional Amount times the Scale Factor times the Fixed Rate Day Count Fraction times Fixed Rate

Fixed Rate Payer Payment Amount

Ten (10)

Scale Factor

Fixed Rate Day Count Fraction	30/360

No Adjustment for Period End Dates	Applicable

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

22

Our Reference: IRG6717366

Business Days	New York

Floating Amounts

Floating Rate Payer	The Royal Bank of Scotland plc

Floating Rate Payer Payment Dates	The 25th day of each month, commencing 25 May 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate Payer Payment Amount	Notional Amount times the Scale Factor times the Floating Rate Day Count Fraction times (Floating Rate Option minus Cap Rate); provided, however, that no payment shall be made by Party A and the Floating Rate Payer Payment Amount shall be zero if the Floating Rate Option is less than or equal to the Cap Rate.

Scale Factor	Ten (10)

Cap Rate	4.15 pct

Floating Rate Option	USD-LIBOR-BBA

Floating Rate Day Count Fraction	Actual/360

Designated Maturity	1 month

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

23

Our Reference: IRG6717366

Reset Dates	The first day of each Calculation Period

Business Days	New York

Calculation Agent	The Royal Bank of Scotland plc or, if different, as stated in the Agreement

Account Details

Payments to The Royal Bank of Scotland plc	As per our Standard Settlement Instructions

Payments to Novastar Financial Inc	Any payments due to yourselves in relation to this Transaction, where The Royal Bank of Scotland plc currently hold your relevant Standard Settlement Instructions, these will be applied to this Transaction. If these are not currently held by ourselves or are not relevant to this Transaction, please advise.

Offices

The Office of The Royal Bank of Scotland plc for the Transaction is	London

The Office of Novastar Financial Inc for the Transaction is	Kansas City

Each party represents to the other party on the Trade Date of this Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):-

(a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying, and has not relied, on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction, no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

24

Our Reference:IRG6717366

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into between yourselves and The Royal Bank of Scotland plc a member of the London Stock Exchange, authorised and regulated by the Financial Services Authority.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard Copy will follow.

In the event that you disagree with any part of this Confirmation, please notify us via the contact details below, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded.

Telephone	+44 (0)20 7085 4015
+44 (0)20 7085 1720 +44 (0)20 7085 3459

Fax	+44 (0)20 7085 6724
E-mail	*fmirdclientconfirmations@rbos.com

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

Please confirm that the foregoing correctly sets forth the terms of our agreement by a return document to The Royal Bank of Scotland plc substantially to the following effect:

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

25

Our Reference: IRG6717366

Re: USD 8,000,000.00 Interest Rate Cap Our Ref: IRG6717366

We acknowledge receipt of your document dated 20 September 2005 with respect to the above-referenced Transaction between The Royal Bank of Scotland plc and Novastar Financial Inc with an Effective Date of 25 April 2005 and a Termination Date of 25 April 2007, and confirm that such document correctly set forth the terms of our agreement relating to the Swap Transaction described therein. Yours faithfully, Novastar Financial Inc, by specify name and title of authorised officer.

Yours sincerely,

/s/ Gaynor Kaye
Name:	Gaynor Kaye
Title:	Authorised Signatory

For and on Behalf of
The Royal Bank of Scotland plc

Confirmed as of the date first written

/s/ David L. Farris
Name:	David L. Farris
Title:	Vice President
Novastar Financial Inc
Kansas City

Counterparty Deal Reference: CAP 54

{BarCode}

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

26

Our Reference: IRG6717367

{BarCode}

Financial Markets 280 Bishopsgate London EC2M 4RB

20 September 2005

Novastar Financial Inc

Kansas City

Dear Sirs,

AMENDMENT

This Confirmation supersedes and replaces any previous communication received from ourselves in relation to the below referenced transaction

Our Reference: 1RG6717367

Re: USD 2,000,000.00 Interest Rate Cap

The purpose of this document is to set forth the terms and conditions of the transaction entered into between The Royal Bank of Scotland plc and yourselves on the Trade Date specified below (the “Transaction”). This document constitutes a “Confirmation” as referred to in the Agreement specified below.

The Definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 30 June 2005, as amended and supplemented from time to time (the “Agreement”), between yourselves and The Royal Bank of Scotland plc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

27

Our Reference: IRG6717367

Notional Amount	USD 2,000,000.00

Trade Date	01 April 2005 (time of trade is available upon request)

Effective Date	25 April 2005

Termination Date	25 April 2008 subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts

Fixed Amount Payer	Novastar Financial Inc

Fixed Rate	.45200 pct

Fixed Amount Payer Payment Date	The 25th day of each month, commencing 25 May 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Notional Amount times the Scale Factor times the Fixed Rate Day Count Fraction times Fixed Rate

Fixed Rate Payer Payment Amount

Ten (10)

Scale Factor	Applicable

No Adjustment for Period End Dates	30/360

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

28

Our Reference: IRG6717367

Fixed Rate Day Count Fraction

Business Days	New York

Floating Amounts

Floating Rate Payer	The Royal Bank of Scotland plc

Floating Rate Payer Payment Dates	The 25th day of each month, commencing 25 May 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate Payer Payment Amount	Notional Amount times the Scale Factor times the Floating Rate Day Count Fraction times (Floating Rate Option minus Cap Rate); provided, however, that no payment shall be made by Party A and the Floating Rate Payer Payment Amount shall be zero if the Floating Rate Option is less than or equal to the Cap Rate.

Ten (10)

Scale Factor

Cap Rate	4.35 pct

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

29

Our Reference: IRG6717367

Floating Rate Option	USD-LIBOR-BBA

Floating Rate Day Count Fraction	Actual/360

Designated Maturity	1 month

Reset Dates	The first day of each Calculation Period

Business Days	New York

Calculation Agent	The Royal Bank of Scotland plc or, if different, as stated in the Agreement

Account Details

Payments to The Royal Bank of Scotland plc	As per our Standard Settlement Instructions

Payments to Novastar Financial Inc	Any payments due to yourselves in relation to this Transaction, where The Royal Bank of Scotland plc currently hold your relevant Standard Settlement Instructions, these will be applied to this Transaction. If these are not currently held by ourselves or are not relevant to this Transaction, please advise.

Offices

The Office of The Royal Bank of Scotland plc for the Transaction is	London

The Office of Novastar Financial Inc for the
Transaction is	Kansas City

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

30

Our Reference:IRG6717367

Each party represents to the other party on the Trade Date of this Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):-

(a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying, and has not relied, on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction, no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into between yourselves and The Royal Bank of Scotland plc a member of the London Stock Exchange, authorised and regulated by the Financial Services Authority.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard Copy will follow.

In the event that you disagree with any part of this Confirmation, please notify us via the contact details below, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded.

Telephone	+44 (0)20 7085 4015
+44 (0)20 7085 1720 +44 (0)20 7085 3459

Fax	+44 (0)20 7085 6724
E-mail	*fmirdclientconfirmations@rbos.com

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

31

Our Reference: IRG6717367

Please confirm that the foregoing correctly sets forth the terms of our agreement by a return document to The Royal Bank of Scotland plc substantially to the following effect:

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

32

Our Reference: IRG6717367

Re: USD 2,000,000.00 Interest Rate Cap Our Ref: IRG6717367

We acknowledge receipt of your document dated 20 September 2005 with respect to the above-referenced Transaction between The Royal Bank of Scotland plc and Novastar Financial Inc with an Effective Date of 25 April 2005 and a Termination Date of 25 April 2008, and confirm that such document correctly set forth the terms of our agreement relating to the Swap Transaction described therein. Yours faithfully, Novastar Financial Inc, by specify name and title of authorised officer.

Yours sincerely,

/s/ Gaynor Kaye
Name:	Gaynor Kaye
Title:	Authorised Signatory

For and on Behalf of
The Royal Bank of Scotland plc

Confirmed as of the date first written

/s/ David L. Farris
Name:	David L. Farris
Title:	Vice President
Novastar Financial Inc
Kansas City

Counterparty Deal Reference: CAP 55

{BarCode}

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

33

Our Reference: IRG6746213.2A

{BarCode}

Financial Markets 280 Bishopsgate London EC2M 4RB

20 September 2005

Novastar Financial Inc

Kansas City

Dear Sirs,

AMENDMENT

This Confirmation supersedes and replaces any previous communication received from ourselves in relation to the below referenced transaction

Our Reference: IRG6746213.2A

Re: USD 8,000,000.00 Interest Rate Cap

The purpose of this document is to set forth the terms and conditions of the transaction entered into between The Royal Bank of Scotland plc and yourselves on the Trade Date specified below (the “Transaction”). This document constitutes a “Confirmation” as referred to in the Agreement specified below.

The Definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 30 June 2005, as amended and supplemented from time to time (the “Agreement”), between yourselves and The Royal Bank of Scotland plc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

34

Our Reference: IRG6746213.2A

Notional Amount	USD 8,000,000.00

Trade Date	11 May 2005 (time of trade is available upon request)

Effective Date	25 May 2005

Termination Date	25 May 2007 subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts

Fixed Amount Payer	Novastar Financial Inc

Fixed Rate	.32200 pct

Fixed Amount Payer Payment Date	The 25th day of each month, commencing 27 June 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Notional Amount times the Scale Factor times the Fixed Rate Day Count Fraction times Fixed Rate

Fixed Rate Payer Payment Amount

Ten (10)

Scale Factor

Applicable

No Adjustment for Period End Dates	30/360

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

35

Our Reference: IRG6746213.2A

Fixed Rate Day Count Fraction

Business Days	New York

Floating Amounts

Floating Rate Payer	The Royal Bank of Scotland plc

Floating Rate Payer Payment Dates	The 25th day of each month, commencing 25 June 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate Payer Payment Amount	Notional Amount times the Scale Factor times the Floating Rate Day Count Fraction times (Floating Rate Option minus Cap Rate); provided, however, that no payment shall be made by Party A and the Floating Rate Payer Payment Amount shall be zero if the Floating Rate Option is less than or equal to the Cap Rate.

Ten (10)

Scale Factor

Cap Rate	4.05 pct

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

36

Our Reference: IRG6746213.2A

Floating Rate Option	USD-LIBOR-BBA

Floating Rate Day Count Fraction	Actual/360

Designated Maturity	1 month

Reset Dates	The first day of each Calculation Period

Business Days	New York

Calculation Agent	The Royal Bank of Scotland plc or, if different, as stated in the Agreement

Account Details

Payments to The Royal Bank of Scotland plc	As per our Standard Settlement Instructions

Payments to Novastar Financial Inc	Any payments due to yourselves in relation to this Transaction, where The Royal Bank of Scotland plc currently hold your relevant Standard Settlement Instructions, these will be applied to this Transaction. If these are not currently held by ourselves or are not relevant to this Transaction, please advise.

Offices

The Office of The Royal Bank of Scotland plc for the Transaction is	London

The Office of Novastar Financial Inc for the Transaction is	Kansas City

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

37

Our Reference: IRG6746213.2A

Each party represents to the other party on the Trade Date of this Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):-

(a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying, and has not relied, on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction, no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into between yourselves and The Royal Bank of Scotland plc a member of the London Stock Exchange, authorised and regulated by the Financial Services Authority.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard Copy will follow.

In the event that you disagree with any part of this Confirmation, please notify us via the contact details below, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded.

Telephone	+44 (0)20 7085 4015
+44 (0)20 7085 1720 +44 (0)20 7085 3459
Fax	+44 (0)20 7085 6724
E-mail	*fmirdclicntconfirmations@rbos.com

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

38

Our Reference: IRG6746213.2A

Please confirm that the foregoing correctly sets forth the terms of our agreement by a return document to The Royal Bank of Scotland plc substantially to the following effect:

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

39

Our Reference: IRG6746213.2A

Re: USD 8,000,000.00 Interest Rate Cap Our Ref: IRG6746213.2A

We acknowledge receipt of your document dated 20 September 2005 with respect to the above-referenced Transaction between The Royal Bank of Scotland plc and Novastar Financial Inc with an Effective Date of 25 May 2005 and a Termination Date of 25 May 2007, and confirm that such document correctly set forth the terms of our agreement relating to the Swap Transaction described therein. Yours faithfully, Novastar Financial Inc, by specify name and title of authorised officer.

Yours sincerely,

/s/ Gaynor Kaye
Name:	Gaynor Kaye
Title:	Authorised Signatory

For and on Behalf of
The Royal Bank of Scotland plc

Confirmed as of the date first written

/s/ David L. Farris
Name:	David L. Farris
Title:	Vice President
Novastar Financial Inc
Kansas City

Counterparty Deal Reference: CAP 58

{BarCode}

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

40

Our Reference: IRG6746215.2A

{BarCode}

Financial Markets 280 Bishopsgate London EC2M 4RB

20 September 2005

Novastar Financial Inc

Kansas City

Dear Sirs,

AMENDMENT

This Confirmation supersedes and replaces any previous communication received from ourselves in relation to the below referenced transaction

Our Reference: IRG6746215.2A

Re: USD 2,000,000.00 Interest Rate Cap

The purpose of this document is to set forth the terms and conditions of the transaction entered into between The Royal Bank of Scotland plc and yourselves on the Trade Date specified below (the “Transaction”). This document constitutes a “Confirmation” as referred to in the Agreement specified below.

The Definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 30 June 2005, as amended and supplemented from time to time (the “Agreement”), between yourselves and The Royal Bank of Scotland plc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

41

Our Reference: IRG6746215.2A

Notional Amount	USD 2,000,000.00

Trade Date	11 May 2005 (time of trade is available upon request)

Effective Date	25 May 2005

Termination Date	25 May 2008 subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts

Fixed Amount Payer	Novastar Financial Inc

Fixed Rate	.42900 pct

Fixed Amount Payer Payment Date	The 25th day of each month, commencing 27 June 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Notional Amount times the Scale Factor times the Fixed Rate Day Count Fraction times Fixed Rate

Fixed Rate Payer Payment Amount

Ten (10)

Applicable

Scale Factor

No Adjustment for Period End Dates

Fixed Rate Day Count Fraction	30/360

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

42

Our Reference: IRG6746215.2A

Business Days	New York

Floating Amounts

Floating Rate Payer	The Royal Bank of Scotland plc

Floating Rate Payer Payment Dates	The 25th day of each month, commencing 25 June 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate Payer Payment Amount	Notional Amount times the Scale Factor times the Floating Rate Day Count Fraction times (Floating Rate Option minus Cap Rate); provided, however, that no payment shall be made by Party A and the Floating Rate Payer Payment Amount shall be zero if the Floating Rate Option is less than or equal to the Cap Rate.

Ten (10)

Scale Factor

Cap Rate	4.15 pct

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

43

Our Reference: IRG6746215.2A

Floating Rate Option	USD-LIBOR-BBA

Floating Rate Day Count Fraction	Actual/360

Designated Maturity	1 month

Reset Dates	The first day of each Calculation Period

Business Days	New York

Calculation Agent	The Royal Bank of Scotland plc or, if different, as stated in the Agreement

Account Details

Payments to The Royal Bank of Scotland plc	As per our Standard Settlement Instructions

Payments to Novastar Financial Inc	Any payments due to yourselves in relation to this Transaction, where The Royal Bank of Scotland plc currently hold your relevant Standard Settlement Instructions, these will be applied to this Transaction. If these are not currently held by ourselves or are not relevant to this Transaction, please advise.

Offices

The Office of The Royal Bank of Scotland plc for the Transaction is	London

The Office of Novastar Financial Inc for the Transaction is	Kansas City

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

44

Our Reference: IRG6746215.2A

Each party represents to the other party on the Trade Date of this Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):-

(a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying, and has not relied, on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction, no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into between yourselves and The Royal Bank of Scotland plc a member of the London Stock Exchange, authorized and regulated by the Financial Services Authority.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard Copy will follow.

In the event that you disagree with any part of this Confirmation, please notify us via the contact details below, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded.

Telephone	+44 (0)20 7085 4015
+44 (0)20 7085 1720 +44 (0)20 7085 3459

Fax	+44 (0)20 7085 6724
E-mail	*fmirdclientconfirmations@rbos.com

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

45

Our Reference: IRG6746215.2A

Please confirm that the foregoing correctly sets forth the terms of our agreement by a return document to The Royal Bank of Scotland plc substantially to the following effect:

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

46

Our Reference: IRG6746215.2A

Re: USD 2,000,000.00 Interest Rate Cap Our Ref: IRG6746215.2A

We acknowledge receipt of your document dated 2 September 2005 with respect to the above-referenced Transaction between The Royal Bank of Scotland plc and Novastar Financial Inc with an Effective Date of 25 May 2005 and a Termination Date of 25 May 2008, and confirm that such document correctly set forth the terms of our agreement relating to the Swap Transaction described therein. Yours faithfully, Novastar Financial Inc, by specify name and title of authorized officer.

Yours sincerely,

/s/ Gaynor Kaye
Name:	Gaynor Kaye
Title:	Authorised Signatory

For and on Behalf of
The Royal Bank of Scotland plc

Confirmed as of the date first written

/s/ David L. Farris
Name:	David L. Farris
Title:	Vice President
Novastar Financial Inc
Kansas City

Counterparty Deal Reference: CAP 59

{BarCode}

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

47

Our Reference: IRG6783567

{BarCode}

Financial Markets 280 Bishopsgate London EC2M 4RB

20 September 2005

Novastar Financial Inc

Kansas City

Dear Sirs,

AMENDMENT

This Confirmation supersedes and replaces any previous communication received from ourselves in relation to the below referenced transaction

Our Reference: IRG6783567

Re: USD 8,000,000.00 Interest Rate Cap

The purpose of this document is to set forth the terms and conditions of the transaction entered into between The Royal Bank of Scotland plc and yourselves on the Trade Date specified below (the “Transaction”). This document constitutes a “Confirmation” as referred to in the Agreement specified below.

The Definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 30 June 2005, as amended and supplemented from time to time (the “Agreement”), between yourselves and The Royal Bank of Scotland plc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

48

Our Reference: IRG6783567

Notional Amount	USD 8,000,000.00

Trade Date	06 July 2005 (time of trade is available upon request)

Effective Date	25 July 2005

Termination Date	25 July 2007 subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts

Fixed Amount Payer	Novastar Financial Inc

Fixed Rate	.28800 pct

Fixed Amount Payer Payment Date	The 25th day of each month, commencing 25 August 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Notional Amount times the Scale Factor times the Fixed Rate Day Count Fraction times Fixed Rate

Fixed Rate Payer Payment Amount	Applicable

No Adjustment for Period End Dates

30/360

Fixed Rate Day Count Fraction

Ten (10)

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

49

Our Reference: IRG6783567

Scale Factor

New York

Business Days

Floating Amounts

Floating Rate Payer	The Royal Bank of Scotland plc

Floating Rate Payer Payment Dates	The 25th day of each month, commencing 25 August 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate Payer Payment Amount	Notional Amount times the Scale Factor times the Floating Rate Day Count Fraction times (Floating Rate Option minus Cap Rate); provided, however, that no payment shall be made by Party A and the Floating Rate Payer Payment Amount shall be zero if the Floating Rate Option is less than or equal to the Cap Rate.

Ten (10)

Scale Factor

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

50

Our Reference: IRG6783567

Cap Rate	4.15 pct

Floating Rate Option	USD-LIBOR-BBA

Floating Rate Day Count Fraction	Actual/360

Designated Maturity	1 month

Reset Dates	The first day of each Calculation Period

Business Days	New York

Calculation Agent	The Royal Bank of Scotland plc or, if different, as stated in the Agreement

Account Details

Payments to The Royal Bank of Scotland plc	As per our Standard Settlement Instructions

Payments to Novastar Financial Inc	Any payments due to yourselves in relation to this Transaction, where The Royal Bank of Scotland plc currently hold your relevant Standard Settlement Instructions, these will be applied to this Transaction. If these are not currently held by ourselves or are not relevant to this Transaction, please advise.

Offices

The Office of The Royal Bank of Scotland plc for the Transaction is	London

The Office, of Novastar Financial Inc for the	Kansas City

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

51

Our Reference: IRG6783567

Transaction is

Each party represents to the other party on the Trade Date of this Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):-

(a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying, and has not relied, on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction, no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into between yourselves and The Royal Bank of Scotland plc a member of the London Stock Exchange, authorised and regulated by the Financial Services Authority.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard Copy will follow.

In the event that you disagree with any part of this Confirmation, please notify us via the contact details below, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded.

Telephone	+44 (0)20 7085 4015
+44 (0)20 7085 1720 +44 (0)20 7085 3459

Fax	+44 (0)20 7085 6724
E-mail	*fmirdclientconfirmations@rbos.com

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

52

Our Reference: IRG6783567

Please confirm that the foregoing correctly sets forth the terms of our agreement by a return document to The Royal Bank of Scotland plc substantially to the following effect:

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

53

Our Reference: IRG6783567

Re: USD 8,000,000.00 Interest Rate Cap Our Ref: IRG6783567

We acknowledge receipt of your document dated 20 September 2005 with respect to the above-referenced Transaction between The Royal Bank of Scotland plc and Novastar Financial Inc with an Effective Date of 25 July 2005 and a Termination Date of 25 July 2007, and confirm that such document correctly set forth the terms of our agreement relating to the Swap Transaction described therein. Yours faithfully, Novastar Financial Inc, by specify name and title of authorised officer.

Yours sincerely,

/s/ Gaynor Kaye
Name:	Gaynor Kaye
Title:	Authorised Signatory

For and on Behalf of
The Royal Bank of Scotland plc

Confirmed as of the date first written

/s/ David L. Farris
Name:	David L. Farris
Title:	Vice President
Novastar Financial Inc
Kansas City

Counterparty Deal Reference: CAP 64

{BarCode}

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

54

Our Reference: IRG6783568

{BarCode}

Financial Markets 280 Bishopsgate London EC2M 4RB

19 September 2005

Novastar Financial Inc

Kansas City

Dear Sirs,

Our Reference: IRG6783568

Re: USD 2,000,000.00 Interest Rate Cap

The purpose of this document is to set forth the terms and conditions of the transaction entered into between The Royal Bank of Scotland plc and yourselves on the Trade Date specified below (the “Transaction”). This document constitutes a “Confirmation” as referred to in the Agreement specified below.

The Definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 30 June 2005, as amended and supplemented from time to time (the “Agreement”), between yourselves and The Royal Bank of Scotland plc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

55

Our Reference: IRG6783568

Notional Amount	USD 2,000,000.00

Trade Date	06 July 2005 (time of trade is available upon request)

Effective Date	25 July 2005

Termination Date	25 July 2008 subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts

Fixed Amount Payer	Novastar Financial Inc

Fixed Rate	.40100 pct

Fixed Amount Payer Payment Date	The 25th day of each month, commencing 25 August 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Notional Amount times the Scale Factor times the Fixed Rate Day Count Fraction times Fixed Rate

Fixed Rate Payer Payment Amount

Applicable

Ten (10)

No Adjustment for Period End Dates

Scale Factor

30/360

Fixed Rate Day Count Fraction

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

56

Our Reference: IRG6783568

Business Days	New York

Floating Amounts

Floating Rate Payer	The Royal Bank of Scotland plc

Floating Rate Payer Payment Dates	The 25th day of each month, commencing 25 August 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate Payer Payment Amount	Notional Amount times the Scale Factor times the Floating Rate Day Count Fraction times (Floating Rate Option minus Cap Rate); provided, however, that no payment shall be made by Party A and the Floating Rate Payer Payment Amount shall be zero if the Floating Rate Option is less than or equal to the Cap Rate.

Ten (10)

Scale Factor

Cap Rate	4.20 pct

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

57

Our Reference: IRG6783568

Floating Rate Option	USD-LIBOR-BBA

Floating Rate Day Count Fraction	Actual/360

Designated Maturity	1 month

Reset Dates	The first day of each Calculation Period

Business Days	New York

Calculation Agent	The Royal Bank of Scotland plc or, if different, as stated in the Agreement

Account Details

Payments to The Royal Bank of Scotland plc	As per our Standard Settlement Instructions

Payments to Novastar Financial Inc	Any payments due to yourselves in relation to this Transaction, where The Royal Bank of Scotland plc currently hold your relevant Standard Settlement Instructions, these will be applied to this Transaction. If these are not currently held by ourselves or are not relevant to this Transaction, please advise.

Offices

The Office of The Royal Bank of Scotland plc for the Transaction is	London

The Office of Novastar Financial Inc for the
Transaction is	Kansas City

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

58

Our Reference: IRG6783568

Each party represents to the other party on the Trade Date of this Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):-

(a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying, and has not relied, on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction, no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into between yourselves and The Royal Bank of Scotland plc a member of the London Stock Exchange, authorised and regulated by the Financial Services Authority.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard Copy will follow.

In the event that you disagree with any part of this Confirmation, please notify us via the contact details below, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded.

Telephone	+44 (0)20 7085 4015
+44 (0)20 7085 1720 +44 (0)20 7085 3459

Fax	+44 (0)20 7085 6724
E-mail	*fmirdclientconfirmations@rbos.com

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

59

Our Reference: IRG6783568

Please confirm that the foregoing correctly sets forth the terms of our agreement by a return document to The Royal Bank of Scotland plc substantially to the following effect:

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

60

Our Reference: IRG6783568

Re: USD 2,000,000.00 Interest Rate Cap Our Ref: IRG6783568

We acknowledge receipt of your document dated 19 September 2005 with respect to the above-referenced Transaction between The Royal Bank of Scotland plc and Novastar Financial Inc with an Effective Date of 25 July 2005 and a Termination Date of 25 July 2008, and confirm that such document correctly set forth the terms of our agreement relating to the Swap Transaction described therein. Yours faithfully, Novastar Financial Inc, by specify name and title of authorised officer.

Yours Sincerely,

/s/ Gaynor Kaye
Name:	Gaynor Kaye
Title:	Authorised Signatory

For and on Behalf of
The Royal Bank of Scotland plc

Confirmed as of the date first written

/s/ David L. Farris
Name:	David L. Farris
Title:	Vice President

Novastar Financial Inc
Kansas City

Counterparty Deal Reference: CAP 65

{BarCode}

The Royal Bank of Scotland plc is registered in Scotland No. 90312

Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of

Scotland Group

61

Exhibit II

[Form of New Agreement attached behind this page]